UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2009 (December 28, 2009)

TENNESSEE COMMERCE BANCORP, INC.

(Exact name of registrant as specified in charter)

Tennessee	00051281	62-1815881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Mallory Station Road Suite 207 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 599-2274

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2009, Tennessee Commerce Bancorp, Inc. (the “Corporation”) announced that Arthur F. Helf has resigned as Chairman and Chief Executive Officer of the Corporation effective as of December 31, 2009.  Mr. Helf will remain a member of the Board of Directors of the Corporation and his consulting and non-competition agreement with the Corporation and Tennessee Commerce Bank (the “Bank”) continues in full force and effect.  Michael R. Sapp will assume the role of Chairman and Chief Executive Officer upon Mr. Helf’s retirement.  A copy of the related press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Mr. Sapp, age 56, has served as President of the Corporation since 2001. He has over 30 years of banking experience, with 25 years of such service in Middle Tennessee.  Mr. Sapp’s employment agreement with the Corporation and the Bank continues in full force and effect, except that he has the additional titles of Chairman and Chief Executive Officer.

Item 7.01.  Regulation FD Disclosure.

The information set forth in Item 5.02 above is incorporated by reference as if fully set forth herein.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Employment Agreement, dated as of May 19, 2009, by and among Michael R. Sapp, Tennessee Commerce Bancorp, Inc. and Tennessee Commerce Bank (1)

10.2	Form of Consulting and Non-Competition Agreement, dated as of May 19, 2009, by and among Arthur F. Helf, Tennessee Commerce Bancorp, Inc. and Tennessee Commerce Bank (1)

99	Press release issued December 28, 2009

(1)                                  Previously filed as an exhibit to Tennessee Commerce Bancorp, Inc.’s Current Report on Form-8-K, as filed with the Securities and Exchange Commission on May 26, 2009, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNESSEE COMMERCE BANCORP, INC.

By:	/s/ Frank Perez
Frank Perez
Chief Financial Officer

Date: December 28, 2009

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Amended and Restated Employment Agreement, dated as of May 19, 2009, by and among Michael R. Sapp, Tennessee Commerce Bancorp, Inc. and Tennessee Commerce Bank (1)

10.2	Form of Consulting and Non-Competition Agreement, dated as of May 19, 2009, by and among Arthur F. Helf, Tennessee Commerce Bancorp, Inc. and Tennessee Commerce Bank (1)

99	Press release issued December 28, 2009

(1)                                  Previously filed as an exhibit to Tennessee Commerce Bancorp, Inc.’s Current Report on Form-8-K, as filed with the Securities and Exchange Commission on May 26, 2009, and incorporated herein by reference.